Electronically Filed
01/19/2017 10:53:08 AM

[signature]

CLERK OF THE COURT

ORDR
BRYAN R. CLARK, ESQ.
Nevada Bar No: 4442
JEFFREY D. PIKE, ESQ.
Nevada Bar No. 13934
BRYAN R. CLARK, P.C.
5915 Edmond St., Ste. 125
Las Vegas, NV 89118
Tel: (702) 825-2758
Email: bclark@clarklg.com
Email: jeff@clarklg.com
Attorneys for Custodian

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of:

BEESFREE, INC., a Nevada corporation.

Case No: A-16-735075-B
Dept. No: XI

ORDER APPROVING FINAL REPORT OF CUSTODIAN AND DISCHARGING CUSTODIAN

This matter, having come before the Court, in chambers, on the 13th day of January, 2017, on the *Motion for Order Approving Report of Custodian and Discharging Custodianship*, ("Motion") and BRYAN S. GLASS ("Custodian") having been previously appointed by this Court as custodian of BEESFREE, INC., a Nevada corporation (the "Corporation"), pursuant to NRS 78.347, the Court being fully apprised in the premises and good cause appearing therefor:

IT IS HEREBY ADJUDICATED, ADJUDGED and DECREED that the Motion is granted;

IT IS FURTHER ADJUDICATED, ADJUDGED and DECREED that the Second and Final Report of Custodian, filed in this matter December 12, 2016, (the "Report") is accepted and approved as submitted and shall serve as the final report of the Custodian;

01-10-17P02:27 RCVD

01-10-17P02:28 RCVD

IT IS FURTHER ADJUDICATED, ADJUDGED and DECREED that all actions of the Custodian set forth in the Report are hereby confirmed, ratified and approved;

IT IS FURTHER ADJUDICATED, ADJUDGED and DECREED that BRYAN S. GLASS is discharged and dismissed as Custodian of the Corporation; and

IT IS FURTHER ADJUDICATED, ADJUDGED and DECREED that control of the Corporation is returned to its board of directors and shareholders.

IT IS SO ORDERED this 17 day of JANUARY, 2017.

DISTRICT COURT JUDGE JW

Respectfully Submitted by:

BRYAN R. CLARK, P.C.

BRYAN R. CLARK, ESQ.
Nevada Bar No. 4442
JEFFREY D. PIKE, ESQ.
Nevada Bar No. 13934
5915 Edmond St., Ste. 125
Las Vegas, NV 89118
Tel: (702) 825-2758
Email: bclark@clarklg.com
Email: jeff@clarklg.com
Attorneys for Custodian Bryan S. Glass

Electronically Filed
06/14/2016 02:05:17 PM

[signature]

CLERK OF THE COURT

ORDR
BRYAN R. CLARK, ESQ.
Nevada Bar No: 4442
BRYAN R. CLARK, P.C.
5915 Edmond St., Ste. 125
Las Vegas, NV 89118
Tel: (702) 825-2758
Email: bryan@clarklg.com
Attorney for Custodian

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of: BEESFREE, INC., a Nevada corporation.	Case No: A-16-735075-B Dept. No: XI **ORDER GRANTING IN PART THE APPLICATION FOR THE APPOINTMENT OF BRYAN S. GLASS AS CUSTODIAN OF BEESFREE, INC. <u>PURSUANT TO NRS 78.347(1)(b)</u>** **(BUSINESS COURT)**

NOW THEREFORE THE COURT HEREBY FINDS that the Application of BRYAN S. GLASS to become custodian of BEESFREE, INC., a Nevada corporation, having come on for in-chambers hearing before this Court on the 27th day of May, 2016; notice having been duly given to all concerned parties, no opposition having been filed with the Court, and for good cause appearing therefor,

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1. Pursuant to NRS 78.347, shareholder, BRYAN S. GLASS, be, and is, hereby appointed as Custodian of BEESFREE, INC., a Nevada corporation ("BEES").

2. BRYAN S. GLASS is authorized to take any actions on behalf of BEES, pursuant to NRS 78.347, that are reasonable, prudent, or for the benefit of BEES.

3. BRYAN S. GLASS is authorized to appoint new officers and directors for BEES.

4. Pursuant to NRS 78.347(3)(a), BRYAN S. GLASS shall comply with NRS 78.180 to reinstate BEES and submit evidence of compliance with NRS 78.180 to this Court.

5. BRYAN S. GLASS shall provide reasonable notice of not less than 10 days to all shareholders of record of a shareholders' meeting (the "Meeting"), to be held within a reasonable time after this Order is entered and BRYAN S. GLASS shall submit evidence of compliance with this requirement to this Court.

6. The Meeting shall be a Special Meeting, and BRYAN S. GLASS is hereby designated by the Court as Chairman to conduct the Meeting and to appoint a person to make a record of the Meeting

7. The Transfer Agent for the BEES and the Resident Agent for the BEES shall, and all other third parties, including but not limited to attorneys and accountants for BEES, are authorized to, promptly and upon demand therefor by BRYAN S. GLASS, provide BRYAN S. GLASS true, exact and complete copies of all records in their possession relating to BEES, including without limitation all shareholder lists, share transfer records, accounting or financial records, articles of incorporation, bylaws, and minutes of any prior board of directors or shareholder meetings or written consents to act by the board of directors or shareholders.

8. BRYAN S. GLASS, as custodian of BEES, shall submit a report to this Court of the actions taken at the Meeting.

9. BRYAN S. GLASS shall report to this Court quarterly, on the dates set forth below, his activities as custodian of BEES, the activities of board of directors of BEES, and BEES's progress, and such other information as deemed necessary by the Court:

8-26-16	CHAMBERS	STATUS CHECK: REPORT
11-18-16	CHAMBERS	STATUS CHECK: REPORT
2-17-17	CHAMBERS	STATUS CHECK: REPORT
5-19-17	CHAMBERS	STATUS CHECK: REPORT

10. BRYAN S. GLASS shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of BEES with the Nevada Secretary of State containing the following disclosures and statements:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning BRYAN S. GLASS or his affiliates.

b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of BEES to request that BEES comply with corporate formalities and to continue its business.

c. A statement that BRYAN S. GLASS is, in fact, continuing the business of BEES and attempting to further the interests of its shareholders.

d. A statement indicating that BRYAN S. GLASS will reinstate or maintain the corporate charter of BEES.

e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED this 10 day of June, 2016.

[signature]

DISTRICT COURT JUDGE

Respectfully Submitted:

BRYAN R. CLARK, P.C.

[signature]

BRYAN R. CLARK, ESQ.
Nevada Bar No. 4442
Attorney for Custodian